Exhibit 99.4

BD today provided an update on the value creation strategy following the announced combination of BD’s Biosciences and Diagnostic Solutions business with Waters Corporation through a tax-efficient Reverse Morris Trust transaction. The transaction creates a life science and diagnostics leader focused on high-volume testing with an industry-leading financial outlook. We believe the transaction maximizes BD shareholder value through ownership of the combined company, including participation in upside value creation as Waters benefits from significant synergies and growth opportunities, all while continuing to capture additional value through New BD. The transaction values BD’s Biosciences and Diagnostic Solutions business at approximately 18.9x EBITDA1. As part of the transaction, BD will receive a cash distribution of approximately $4 billion, and is committed to using at least half for share repurchases, and the balance for debt paydown.

New BD will be a pure-play medical technology company with a deep innovation pipeline and uniquely leading positions in large and attractive end-markets. The Company will be well-positioned to capture a $70+ billion addressable market expected to grow at approximately 5%2 and will be organized across four new operating segments – Medical Essentials, Connected Care, BioPharma Systems and Interventional. We believe New BD will be uniquely positioned to address critical healthcare needs with innovative solutions that improve outcomes for patients and providers. From medical essentials to smart, connected care through robotics and AI, New BD will provide medical technologies that serve as the backbone of care delivery, while innovating to solve many of the most significant global healthcare challenges.

We anticipate New BD will benefit from greater strategic focus, a strong financial profile, and an enhanced capital allocation strategy that will unlock long-term value creation.

Durable and differentiated mid-single-digit growth and strong earnings growth profile

New BD’s growth and margin expansion ambitions reflect the opportunities created from the announced transaction, and the long-term strength of BD’s leading MedTech business and deep innovation pipeline to deliver for customers. New BD is expected to be a stronger and more focused platform for growth and value creation, with concentrated investments to accelerate innovation and commercial capabilities, cash flow, and long-term earnings accretion. This transaction positions New BD for sustained success and a differentiated value-creation profile:

•	Fiscal 2024 revenue of approximately $17.8 billion[3], with a $70+ billion addressable market expected to grow at approximately 5%[2]

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Uniquely leading positions in large and attractive end-markets with best-in-class consumables revenue profile of over 90%, which will help drive focused investment, accelerate New BD’s innovation pipeline and enhance the company’s mid-single-digit growth and strong earnings growth profile

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Expect to invest approximately $1 billion in R&D annually concentrated in high-impact areas at the forefront of healthcare’s biggest growth trends, from biologic drug delivery to connected care and healthcare automation, to solutions for treating chronic disease such as vascular, incontinence and advanced tissue regeneration

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BD Excellence is a differentiated capability that is core to our value creation flywheel, driving gross margin improvement, operating effectiveness, cash generation and fueling reinvestment in innovation and commercial capabilities

Enhanced capital allocation strategy

New BD will leverage best-in-class consumables revenue and strengthened cash flows from continued BD Excellence operational initiatives and an approximately $4 billion transaction cash distribution to enhance the Company’s capital allocation framework.

[1]	EBITDA multiple based on Waters’ 20-day VWAP as of close on 7/11/2025.
[2]	Represents normalized expected future market growth rates based on internal BD estimate.
[3]	Reflects comparable FY24 revenue, adjusted for a full year of Advanced Patient Monitoring revenue generated during Edwards Lifesciences’ ownership.

July 14, 2025

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Well-positioned to execute an enhanced and consistent capital allocation strategy focused on shareholder returns through increased share buybacks, while maintaining a competitive dividend and focused tuck-in M&A

•	BD intends to use at least half of the proceeds from the distribution to repurchase shares; the balance will be used for debt repayment in line with our enhanced capital allocation policy

•	Commitment to continued progress toward the ~2.5x long-term net leverage target

BD expects to share more information regarding New BD and the Company’s go-forward strategy, deep innovation pipeline and longer-term financial outlook closer to the completion of this transaction.

Additional Information and Where to Find It:

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, Augusta SpinCo Corporation (“SpinCo”) and BD, the parties intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 to be filed by Waters (the “Form S-4”) that will include a preliminary proxy statement/prospectus of Waters and a definitive proxy statement/prospectus of Waters, the latter of which will be mailed to stockholders of Waters, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and will serve as an information statement/prospectus in connection with the spin-off of SpinCo from BD. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (when available) and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2024, which was filed with the SEC on November 27, 2024, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on December 19, 2024. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the tax consequences of the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

It should also be noted that projected financial information for the combined businesses of Waters and SpinCo is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Waters or SpinCo. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed transaction may not be satisfied; a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Waters is unable to achieve the synergies and value creation contemplated by the proposed transaction; Waters is unable to promptly and effectively integrate SpinCo’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed transaction; legal proceedings are instituted against Waters, BD or the combined company; Waters, SpinCo or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of Waters and BD or on Waters’ and BD’s operating results.

Any forward-looking statements speak only as of the date of this communication. None of Waters, BD or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), this communication includes certain non-GAAP financial measures (collectively, the “Non-GAAP Measures”), such as adjusted EBITDA, adjusted EPS and adjusted operating margin. These Non-GAAP Measures should not be used in isolation or as a substitute or alternative to results determined in accordance with U.S. GAAP. In addition, Waters’ and BD’s definitions of these Non-GAAP Measures may not be comparable to similarly titled non-GAAP financial measures reported by other companies. For Calendar Year 2025, Waters’ projected adjusted EBITDA for BD’s Biosciences & Diagnostic Solutions business is approximately $925 million. Due to the SEC methodology that requires allocating BD’s corporate overhead costs (approximately $200 million), which are not required to operate the Bioscience & Diagnostic Solutions business and will not transfer post-spin, as well as approximately $100 million in one-time, non-recurring costs related to the spin-off, transaction, and restructuring, EBITDA for BD’s Biosciences & Diagnostic Solutions business in BD’s carveout financial statements for the same period would be expected to be approximately $300 million lower.

Market and Industry Data

This presentation includes estimates regarding market and industry data that BD prepared based on management’s knowledge and experience in the industry in which BD operates, together with information obtained from various sources, including publicly available information, industry reports and publications. In presenting this information, BD has made certain assumptions that BD believes to be reasonable based on such data and other similar sources and on BD’s knowledge of, and BD’s experience to date in, the industry in which BD operates. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and BD takes no responsibility for such information.

Basis of Presentation

References to “FY” refer to BD’s fiscal year, which ends September 30.

Biosciences and Diagnostic Solutions refers to the Biosciences and Diagnostics Solutions business unit as a standalone business post the separation from BD.

New BD refers to BD post the separation of the Biosciences and Diagnostic Solutions business unit from BD and adjusted for a full year of Advanced Patient Monitoring revenue generated during Edwards Lifesciences’ ownership.

Glossary

AI (Artificial Intelligence); B (Billion); DCB (Drug-Coated Ballon); EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization); GLP-1 (Glucagon-Like Peptide-1); IV (Intravenous); M&A (Mergers & Acquisitions); mL (Milliliter); MSD (Mid-single-digits); M (Million); R&D (Research & Development); TIPS (Transjugular Intrahepatic Portosystemic Shunt); VAB (Vacuum Assisted Biopsy)